BLACKROCK FUNDSSM

BlackRock Total Factor Fund

(the “Fund”)

Supplement dated December 2, 2020 to the Statement of Additional Information (“SAI”)

of the Fund, dated November 27, 2020

Effective December 1, 2020, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Philip Hodges, PhD, and He Ren are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended July 31, 2020.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Hodges, PhD	1 $89.99 Million	21 $11.44 Billion	0 $0	0 $0	0 $0	0 $0
He Ren*	1 $10.07 Million	17 $11.39 Billion	14 $1.87 Billion	0 $0	0 $0	0 $0

*	Information provided is as of October 31, 2020.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes Mr. Hodges’ compensation as of July 31, 2020 and Mr. Ren’s compensation as of October 31, 2020.

The last sentence of the first paragraph of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Messrs. Hodges and Ren is not measured against a specific benchmark.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of July 31, 2020, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Phillip Hodges, PhD	$10,001-$50,000
He Ren*	None

*	Information provided is as of October 31, 2020.

Shareholders should retain this Supplement for future reference.

SAI-TFF-1220SUP

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